T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2010 Fund—Advisor Class

T. Rowe Price Retirement 2010 Fund—R Class

Supplement to Summary Prospectuses Dated October 1, 2014

The portfolio manager table under “Management” is supplemented as follows:

Effective August 1, 2015, Wyatt A. Lee will join Jerome A. Clark as the fund’s co-portfolio manager and Co-chairman of the fund’s Investment Advisory Committee. Mr. Lee joined T. Rowe Price in 1999.

The date of this supplement is July 7, 2015.

F140-041-S 7/7/15